Exhibit 99.1

Tigo Energy Announces Full Repayment of $50 Million Convertible Promissory Note

Repayment of Convertible Promissory Note removes January 2026 maturity, eliminates potential equity overhang and strengthens balance sheet

LOS GATOS, Calif., December 17, 2025 — Tigo Energy, Inc. (NASDAQ: TYGO) (“Tigo”), a leading provider of intelligent solar and energy software solutions, today announced that it has repaid in full all outstanding principal and accrued interest under its 5.0% Convertible Promissory Note in the aggregate principal amount of $50.0 million (the “Convertible Promissory Note”) issued to L1 Energy Capital Management S.a.r.l. (L1 Energy). Tigo used cash on its balance sheet to repay that Convertible Promissory Note and has no outstanding debt maturities following such repayment.

“The repayment represents an important milestone for Tigo’s balance sheet and capital structure,” said Bill Roeschlein, Chief Financial Officer of Tigo. “By eliminating our $50 million convertible note ahead of its January 2026 maturity, we have removed a significant potential equity overhang, simplified our capital structure and improved our ability to focus on driving profitable growth in 2026.”

About Tigo Energy

Founded in 2007, Tigo Energy, Inc. (Nasdaq: TYGO) is a worldwide leader in the development and provider of smart hardware and software solutions that enhance safety, increase energy yield, and lower operating costs of residential, commercial, and utility-scale solar systems. Tigo combines its Flex MLPE (Module Level Power Electronics) and solar optimizer technology with intelligent, cloud-based software capabilities for advanced energy monitoring and control. Tigo MLPE products maximize performance, enable real-time energy monitoring, and provide code-required rapid shutdown at the module level. The company also develops and manufactures products such as inverters and battery storage systems for the residential solar-plus-storage market. For more information, please visit www.tigoenergy.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, Tigo’s ability to focus on driving profitable growth in 2026, and future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “will allow us to,” “is anticipated,” “estimated,” “expected”, “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Tigo’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the forward-looking statements contained herein are reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of new information, future developments or otherwise occurring after the date of this communication.

Investor Relations Contact

Ralf Esper
Gateway Group, Inc.
(949) 574-3860
TYGO@gateway-grp.com

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